UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7812

Western Asset Municipal Partners Fund II Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Western Asset
Municipal Partners Fund II Inc.
(MPT)

ANNUAL REPORT

JUNE 30, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Western Asset
	Municipal Partners Fund II Inc.

Annual Report • June 30, 2007

What’s	Fund Overview	1
Inside
	Fund at a Glance	2

	Schedule of Investments	3

	Statement of Assets and Liabilities	11

	Statement of Operations	12

	Statements of Changes in Net Assets	13

	Financial Highlights	14

	Notes to Financial Statements	15
Fund Objective
The Fund’s primary investment	Report of Independent Registered Public Accounting Firm	20
objective is to seek a high level of
current income which is exempt from	Additional Information	21
regular federal income taxes,*
consistent with the preservation of	Annual Chief Executive Officer and Chief Financial Officer Certifications	24
capital. As a secondary investment
objective, the Fund intends to	Additional Shareholder Information	25
enhance portfolio value by
purchasing tax exempt securities that,	Important Tax Information	26

 in the opinion of the investment manager, may appreciate in value relative to other similar obligations in the marketplace.

* Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax advisor.

Fund Overview

On July 23, 2007, the Fund announced the completion of the merger of Western Asset Municipal Partners Fund II Inc. with and into Western Asset Municipal Partners Fund Inc. Effective with the opening of business on July 23, 2007, shareholders of Western Asset Municipal Partners Fund II Inc., (which previously traded on the New York Stock Exchange under the symbol “MPT”) became shareholders of Western Asset Municipal Partners Inc. (MNP). Each share of common stock of MPT converted into an equivalent dollar amount of full shares of common stock of MNP. The conversion ratio was calculated at 0.973323. MNP did not issue any fractional shares to MPT common shareholders. In lieu thereof, MNP purchased all fractional shares at the current net asset value of the shares and remitted the cash proceeds to former MPT common shareholders in the proportion of their fractional shares. In addition, each outstanding share of MPT Auction Rate Preferred Stock, Series M converted into one full share of MNP Auction Rate Preferred Stock, Series M.

Western Asset Municipal Partners Fund II Inc. 2007 Annual Report	1

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

*  A refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal, interest and any call premium, either to a call date (in the case of a prerefunded bond), or to maturity (in the case of an escrowed to maturity bond). This is accomplished with the proceeds of a refunding issue. Once refunded, a bond takes on the credit quality of the securities held in the escrow. Bonds are commonly refunded to achieve savings when interest rates decline, though sometimes issuers refund a bond to relieve themselves of legal covenants in the refunded issue which they feel have become too restrictive.

2	Western Asset Municipal Partners Fund II Inc. 2007 Annual Report

Schedule of Investments (June 30, 2007)

WESTERN ASSET MUNICIPAL PARTNERS FUND II INC.

Face
Amount	Security	Value
MUNICIPAL BONDS — 97.9%
California — 12.2%
$1,000,000	California EFA Revenue, College & University Financing Program,
	5.000% due 2/1/26	$1,006,770
1,000,000	California Health Facilities Financing Authority Revenue,
	Cedars-Sinai Medical Center, 5.000% due 11/15/34	1,006,750
	California State, GO:
1,485,000	Call 6/1/11 @ 100, 5.125% due 6/1/24 (a)	1,553,266
15,000	Unrefunded Balance, 5.125% due 6/1/24	15,562
2,500,000	Huntington Beach, CA, Union High School District, GO,
	Election 2004, FSA-Insured, 5.000% due 8/1/29	2,579,650
3,000,000	Los Angeles, CA, Department of Water & Power Revenue, Power Systems,
	Subordinated Series A-1, FSA-Insured, 5.000% due 7/1/35	3,097,860
1,000,000	Mojave Water Agency, Improvement California District M, GO, Refunding,
	Electric of 1990-Morongo Basin, AMBAC-Insured, 5.000% due 9/1/18	1,057,430
2,500,000	Napa Valley, CA, Community College District, GO, Election of 2002,
	Series B, MBIA-Insured, Call 8/1/15 @ 100, 5.000% due 8/1/23 (a)	2,669,100
2,500,000	Turlock, CA, Public Financing Authority, Tax Allocation Revenue,
	FSA-Insured, 5.000% due 9/1/30	2,570,225
	Total California	15,556,613
Colorado — 5.4%
	Colorado Health Facilities Authority Revenue:
1,750,000	Poudre Valley Health Care, Series F, 5.000% due 3/1/25	1,753,202
5,000,000	Refunding Adventist Health, Sunbelt, Series D, 5.250% due 11/15/35 (b)	5,118,700
	Total Colorado	6,871,902
Connecticut — 2.5%
3,000,000	Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure,
	Series A, AMBAC-Insured, 5.000% due 7/1/23	3,132,690
Florida — 1.6%
2,000,000	Florida State Department of Environmental Protection, Preservation Revenue,
	Florida Forever, Series A, AMBAC-Insured, 5.000% due 7/1/21	2,097,920
Illinois — 12.5%
1,000,000	Chicago, IL, Board of Education, GO, Chicago School Reform,
	AMBAC-Insured, Call 12/1/07 @ 102, 5.750% due 12/1/27 (a)	1,027,890
1,750,000	Chicago, IL, Midway Airport Revenue, Series B, MBIA-Insured,
	5.625% due 1/1/29 (c)	1,769,145

See Notes to Financial Statements.

Western Asset Municipal Partners Fund II Inc. 2007 Annual Report        3

Schedule of Investments (June 30, 2007) (continued)

Face
Amount	Security	Value
Illinois — 12.5% (continued)
$3,000,000	Chicago, IL, Park District, GO, Refunding, Series D, FGIC-Insured,
	5.000% due 1/1/29	$3,096,480
1,000,000	Chicago, IL, Public Building Commission, Building Revenue,
	Chicago School Reform, Series B, FGIC-Insured, 5.250% due 12/1/18	1,086,880
250,000	Cook County, IL, Refunding, GO, Series A, MBIA-Insured,
	5.625% due 11/15/16	254,103
1,000,000	Illinois EFA Revenue, Northwestern University, 5.500% due 12/1/13	1,060,710
	Illinois Health Facilities Authority Revenue:
1,850,000	Refunding, SSM Health Care, MBIA-Insured, 6.550% due 6/1/13 (d)	2,091,295
2,000,000	Servantoor Project, Series A, FSA-Insured, 6.000% due 8/15/12 (d)	2,151,280
605,000	South Suburban Hospital Project, 7.000% due 2/15/18 (d)	700,517
2,645,000	Illinois State, Sales Tax Revenue, 5.500% due 6/15/16	2,791,930
	Total Illinois	16,030,230
Indiana — 2.8%
	Indiana Bond Bank Revenue, Series B:
160,000	5.000% due 8/1/23	163,190
90,000	Call 8/1/10 @ 101, 5.000% due 8/1/23 (a)	93,544
1,195,000	Indiana Health Facility Financing Authority, Hospital Revenue,
	Community Hospital Project, Series A, AMBAC-Insured, 5.000% due 5/1/35	1,224,505
2,000,000	Indiana State DFA Environment Improvement Revenue, USX Corp. Project,
	5.250% due 12/1/22	2,089,060
	Total Indiana	3,570,299
Maryland — 4.6%
	Maryland State Health & Higher Educational Facilities Authority Revenue:
1,500,000	Carroll County General Hospital, 6.000% due 7/1/37	1,593,630
1,500,000	Suburban Hospital, Series A, 5.500% due 7/1/16	1,595,760
500,000	University of Maryland Medical Systems, 6.000% due 7/1/32	529,835
2,000,000	Northeast Maryland Waste Disposal Authority, Solid Waste Revenue,
	AMBAC-Insured, 5.500% due 4/1/16 (c)	2,112,520
	Total Maryland	5,831,745
Massachusetts — 2.2%
	Massachusetts State Water Pollution Abatement Trust Revenue,
	MWRA Program, Series A:
2,125,000	5.750% due 8/1/29	2,216,991
525,000	Call 8/1/09 @ 101, 5.750% due 8/1/29 (a)	549,665
	Total Massachusetts	2,766,656
Michigan — 3.6%
1,000,000	Detroit, MI, City School District, GO, School Building & Site Improvement,
	Series A, FGIC-Insured, Call 5/1/13 @ 100, 5.500% due 5/1/17 (a)	1,076,280

See Notes to Financial Statements.

4        Western Asset Municipal Partners Fund II Inc. 2007 Annual Report

Schedule of Investments (June 30, 2007) (continued)

Face
Amount	Security	Value
Michigan — 3.6% (continued)
	Michigan State, Hospital Finance Authority Revenue:
$2,000,000	Refunding, Sparrow Hospital Obligated, 5.000% due 11/15/36	$2,004,700
1,500,000	Trinity Health, Series C, 5.375% due 12/1/30	1,560,270
	Total Michigan	4,641,250
Missouri — 2.0%
2,500,000	Missouri State Environmental Improvement & Energy Research Authority, PCR Refunding Revenue, Associated Electric Co-op Thomas Hill,
	5.500% due 12/1/10	2,528,175
New Jersey — 2.9%
	New Jersey EDA:
2,500,000	Motor Vehicle Surcharges Revenue, Series A, MBIA-Insured,
	5.250% due 7/1/16	2,668,050
1,000,000	Water Facilities Revenue, New Jersey American Water Co. Inc. Project,
	Series A, FGIC-Insured, 6.875% due 11/1/34 (c)	1,011,530
	Total New Jersey	3,679,580
New York — 11.3%
2,415,000	Long Island Power Authority, NY, Electric System Revenue, Gen-Series B,
	5.000% due 12/1/35	2,481,388
	New York City, NY, GO:
	Series A:
10,000	6.000% due 5/15/30	10,566
990,000	Call 5/15/10 @ 101, 6.000% due 5/15/30 (a)	1,056,003
1,500,000	Series G, 5.000% due 12/1/33	1,538,265
2,000,000	New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Series D, 5.000% due 6/15/37	2,055,480
	New York City, NY, TFA Revenue:
495,000	Future Tax Secured, Series A, Call 11/15/12 @ 100, 5.500% due 11/15/17 (a)	532,318
4,005,000	Unrefunded Balance, Future Tax Secured, Series A, 5.500% due 11/15/17	4,281,105
2,385,000	New York State Environmental Facilities Corp., State Clean Water & Drinking,
	NYC Municipal Water Finance Authority, Series A, 5.000% due 6/15/17	2,538,141
	Total New York	14,493,266
North Carolina — 3.2%
4,000,000	University of North Carolina, University Revenue, Series A, 5.000% due 12/1/34	4,135,960
Oregon — 1.0%
1,250,000	Multnomah County, OR, Hospital Facilities Authority Revenue, Providence Health Systems, 5.250% due 10/1/18	1,313,163

See Notes to Financial Statements.

Western Asset Municipal Partners Fund II Inc. 2007 Annual Report        5

Schedule of Investments (June 30, 2007) (continued)

Face
Amount	Security	Value
Pennsylvania — 3.2%
	Philadelphia, PA:
	Gas Works Revenue, 7th Series 1998, General Ordinance:
$2,685,000	5.000% due 10/1/17	$2,845,080
1,000,000	5.000% due 10/1/23	1,043,990
250,000	School District, GO, Series A, FSA-Insured, Call 2/1/12 @ 100, 5.500%
	due 2/1/31 (a)	265,592
	Total Pennsylvania	4,154,662
Puerto Rico — 1.4%
1,600,000	Puerto Rico Commonwealth Highway & Transportation Authority,
	Highway Revenue, Series X, FSA-Insured, 5.500% due 7/1/15	1,754,992
Tennessee — 1.0%
1,200,000	Memphis-Shelby County, TN, Airport Authority Revenue,
	Series D, AMBAC-Insured, 6.000% due 3/1/24 (c)	1,260,360
Texas — 15.8%
2,500,000	Aledo, TX, GO, ISD, School Building, Series A, PSF-Insured, 5.000% due 2/15/30	2,563,600
330,000	Austin, TX, Airport Systems Revenue, Series A, MBIA-Insured, Call 11/15/07 @ 100, 6.200% due 11/15/15 (a)(c)	332,716
1,000,000	Edgewood, TX, GO, ISD, Bexar County, PSF-Insured, 5.250% due 2/15/17	1,063,040
3,500,000	Houston, TX, Utility System Revenue:
	Combined First Lien, FSA-Insured, 5.000% due 11/15/35	3,591,350
3,000,000	Refunding, Combined First Lien, Series A, FSA-Insured, 5.250% due 5/15/20	3,169,830
1,600,000	Lake Dallas, TX, GO, ISD, School Building, PSF-Insured, 5.000% due 8/15/34	1,634,528
1,000,000	Mesquite, TX, ISD No. 1, GO, Capital Appreciation, Series A, PSFG-Insured, zero coupon bond to yield 5.169% due 8/15/27	363,370
1,380,000	North Harris Montgomery Community College District, TX, GO, FGIC-Insured, 5.375% due 2/15/16	1,456,328
2,225,000	Northwest Texas, GO, ISD, PSF-Insured, 5.250% due 8/15/18	2,367,644
2,000,000	Tarrant County, TX, Cultural Education Facilities Finance Corp. Revenue, Refunding, Texas Health Resources, Series A, 5.000% due 2/15/21	2,052,160
1,500,000	Texas State Turnpike Authority Revenue, First Tier, Series A, AMBAC-Insured, 5.500% due 8/15/39	1,584,075
	Total Texas	20,178,641
Virginia — 3.5%
2,915,000	Greater Richmond, VA, Convention Center Authority, Hotel Tax Revenue, Convention Center Expansion Project, Call 6/15/10 @ 101, 6.125%
	due 6/15/20 (a)	3,118,147
1,260,000	Virginia State Public Building Authority, Public Facilities Revenue, Series A, 5.000% due 8/1/11	1,310,425
	Total Virginia	4,428,572

See Notes to Financial Statements.

6        Western Asset Municipal Partners Fund II Inc. 2007 Annual Report

Schedule of Investments (June 30, 2007) (continued)

Face
Amount	Security	Value
Washington — 5.2%
$1,900,000	Chelan County, WA, Public Utility District, Chelan Hydro System No.1,
	Construction Revenue, Series A, AMBAC-Insured, 5.450% due 7/1/37 (c)	$1,968,210
1,000,000	King County, WA, GO, Refunding, Series B, MBIA-Insured, 5.000% due 1/1/30	1,010,300
2,000,000	Port of Seattle, WA, Revenue, Refunding, Intermediate Lien, Series A,
	MBIA-Insured, 5.000% due 3/1/30	2,056,300
400,000	Seattle, WA, GO, Series B, FSA-Insured, Call 12/1/09 @ 101, 5.750%
	due 12/1/28 (a)	421,144
1,200,000	Washington State Public Power Supply System Revenue, Nuclear Project No. 1,
	Series A, MBIA-Insured, 5.125% due 7/1/17	1,232,904
	Total Washington	6,688,858
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
	(Cost — $123,788,338)	125,115,534
SHORT-TERM INVESTMENTS — 2.1%
Colorado — 0.4%
500,000	Colorado Educational & Cultural Facilities Authority, JFMC Facilities Corp.,
	LOC-Bank of America, 3.860%, 7/2/07 (e)	500,000
New Hampshire — 0.4%
550,000	New Hampshire HEFA Revenue, Dartmouth College, Series B, SPA-JPMorgan
	Chase, 3.900%, 7/2/07 (e)	550,000
Texas — 1.3%
300,000	Bell County, TX, Health Facilities Development Corp. Revenue, Scott & White Memorial Hospital, Series 2001-1, MBIA-Insured, SPA-JPMorgan
	Chase, 3.860%, 7/2/07 (e)	300,000
1,300,000	Harris County, TX, Health Facilities Development Corp. Revenue, Refunding,
	Methodist Hospital Systems, Series A, 3.850%, 7/2/07 (e)	1,300,000
	Total Texas	1,600,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $2,650,000)	2,650,000
	TOTAL INVESTMENTS — 100.0%
	(Cost — $126,438,338#)	$127,765,534

(a)  Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(b)  Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2007.

(c)  Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(d)  Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(e)  Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

#    Aggregate cost for federal income tax purposes is $126,428,726.

See Notes to Financial Statements.

Western Asset Municipal Partners Fund II Inc. 2007 Annual Report        7

Schedule of Investments (June 30, 2007) (continued)

Abbreviations used in this schedule:
AMBAC	— Ambac Assurance Corporation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company
FSA	— Financial Security Assurance
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
ISD	— Independent School District
LOC	— Letter of Credit
MBIA	— Municipal Bond Investors Assurance Corporation
MWRA	— Massachusetts Water Resources Authority
PCR	— Pollution Control Revenue
PSF	— Permanent School Fund
PSFG	— Permanent School Fund Guaranty
SPA	— Standby Bond Purchase Agreement
TFA	— Transitional Finance Authority

Summary of Investments by Industry* (unaudited)

Hospitals	17.1%
General Obligation	14.9
Utilities	14.4
Pre-Refunded	9.9
Tax Allocation	7.8
Transportation	6.6
Pollution Control	5.3
Education	4.9
Water & Sewer	4.6
Escrowed to Maturity	3.9
Electric	2.4
Industrial Development	2.1
Public Facilities	1.9
Miscellaneous	4.2
100.0%

*  As a percentage of total investments. Please note that Fund holdings are as of June 30, 2007 and are subject to change.

Ratings Table (June 30, 2007) (unaudited)

As a Percent of Total Investments

S&P/Moody’s**
AAA/Aaa	68.2%
AA/Aa	13.8
A	11.0
BBB/Baa	5.0
A-1/VMIG1	2.0
100.0%

**  S&P primary rating; Moody’s secondary.

See pages 9 and 10 for definitions of ratings.

See Notes to Financial Statements.

8        Western Asset Municipal Partners Fund II Inc. 2007 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR	—	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

Western Asset Municipal Partners Fund II Inc. 2007 Annual Report        9

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

10        Western Asset Municipal Partners Fund II Inc. 2007 Annual Report

Statement of Assets and Liabilities (June 30, 2007)

ASSETS:
Investments, at value (Cost — $126,438,338)	$127,765,534
Cash	38,924
Interest receivable	1,679,743
Receivable for securities sold	55,000
Prepaid expenses	28,822
Total Assets	129,568,023
LIABILITIES:
Investment management fee payable	58,576
Distributions payable to Auction Rate Preferred Stockholders	26,282
Directors’ fees payable	9,242
Accrued expenses	90,344
Total Liabilities	184,444
Series M Auction Rate Preferred Stock (900 shares authorized and issued at $50,000 per share) (Note 4)	45,000,000
Total Net Assets	$84,383,579
NET ASSETS:
Par value ($0.001 par value; 6,007,094 common shares issued and outstanding; 100,000,000 common shares authorized)	$6,007
Paid-in capital in excess of par value	83,244,145
Undistributed net investment income	23,026
Accumulated net realized loss on investments	(216,795)
Net unrealized appreciation on investments	1,327,196
Total Net Assets	$84,383,579
Shares Outstanding	6,007,094
Net Asset Value	$14.05

See Notes to Financial Statements.

Western Asset Municipal Partners Fund II Inc. 2007 Annual Report        11

Statement of Operations (For the year ended June 30, 2007)

INVESTMENT INCOME:
Interest	$6,009,077
EXPENSES:
Investment management fee (Note 2)	723,144
Auction agent fees	119,561
Directors’ fees	73,335
Legal fees	50,304
Audit and tax	26,524
Transfer agent fees	22,174
Stock exchange listing fees	19,349
Shareholder reports	14,937
Insurance	3,143
Custody fees	71
Miscellaneous expenses	15,239
Total Expenses	1,067,781
Less: Fee waivers and/or expense reimbursements (Note 2)	(2,388)
Net Expenses	1,065,393
Net Investment Income	4,943,684
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Loss From Investment Transactions	(112,833)
Change in Net Unrealized Appreciation/Depreciation From Investments	1,072,699
Net Gain on Investments	959,866
Distributions Paid to Auction Rate Preferred Stockholders From Net Investment Income	(1,665,040)
Increase in Net Assets From Operations	$4,238,510

See Notes to Financial Statements.

12        Western Asset Municipal Partners Fund II Inc. 2007 Annual Report

Statements of Changes in Net Assets (For the years ended June 30,)

	2007	2006
OPERATIONS:
Net investment income	$4,943,684	$5,008,025
Net realized gain (loss)	(112,833)	501,915
Change in net unrealized appreciation/depreciation	1,072,699	(5,751,757)
Distributions paid to Auction Rate Preferred Stockholders from net investment income	(1,665,040)	(1,359,860)
Increase (Decrease) in Net Assets From Operations	4,238,510	(1,601,677)
DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(3,394,008)	(4,529,349)
Decrease in Net Assets From Distributions to Common Stock Shareholders	(3,394,008)	(4,529,349)
Increase (Decrease) in Net Assets	844,502	(6,131,026)
NET ASSETS:
Beginning of year	83,539,077	89,670,103
End of year*	$84,383,579	$83,539,077
* Includes undistributed net investment income of:	$23,026	$140,698

See Notes to Financial Statements.

Western Asset Municipal Partners Fund II Inc. 2007 Annual Report        13

Financial Highlights

For a share of common stock outstanding throughout each year ended June 30:

	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Year	$ 13.91		$ 14.93	$ 14.49	$ 15.33	$ 14.34
Income (Loss) From Operations:
Net investment income	0.82		0.83	0.86	0.92	0.94
Net realized and unrealized gain (loss)	0.17		(0.87)	0.54	(0.86)	0.95
Distributions paid to Auction Rate Preferred Stockholders from net investment income	(0.28)		(0.23)	(0.14)	(0.08)	(0.09)
Total Income (Loss) From Operations	0.71		(0.27)	1.26	(0.02)	1.80
Less Distributions Paid to Common Stock Shareholders From:
Net investment income	(0.57)		(0.75)	(0.82)	(0.82)	(0.81)
Net Asset Value, End of Year	$ 14.05		$ 13.91	$ 14.93	$ 14.49	$ 15.33
Market Price, End of Year	$ 12.80		$ 12.07	$ 13.60	$ 12.43	$ 13.92
Total Return, Based on NAV(1)(2)	5.06%		(1.84)%	8.85%	(0.17)%	12.83%
Total Return, Based on Market Price(2)	10.76%		(6.07)%	16.38%	(5.11)%	13.78%
Net Assets, End of Year (000s)	$84,384		$83,539	$89,670	$87,037	$92,088
Ratios to Average Net Assets(3):
Gross expenses	1.23	%(4)	1.36%	1.30%	1.31%	1.39%
Net expenses	1.23	(4)(5)	1.36 (5)	1.30	1.31	1.39
Net investment income	5.72		5.77	5.81	6.18	6.30
Portfolio Turnover Rate	36%		23%	64%	48%	67%
Auction Rate Preferred Stock:
Total Amount Outstanding (000s)	$ 45,000		$ 45,000	$ 45,000	$ 45,000	$ 45,000
Asset Coverage Per Share	143,760		142,821	149,633	146,708	152,320
Involuntary Liquidating Preference Per Share	50,000		50,000	50,000	50,000	50,000
Average Market Value Per Share	50,000		50,000	50,000	50,000	50,000

(1)  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(2)  The total return calculation assumes that all distributions, are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

(3)  Ratios calculated on the basis of income and expenses relative to the average net assets of common shares and excludes the effect of dividend payments to preferred stockholders.

(4)  Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have remained unchanged.

(5)  Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14        Western Asset Municipal Partners Fund II Inc. 2007 Annual Report

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Western Asset Municipal Partners Fund II Inc. (formerly known as Salomon Brothers Municipal Partners Fund II Inc.) (the “Fund”) was incorporated in Maryland on June 21, 1993 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek a high level of current income which is exempt from federal income taxes, consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of the investment manager, may appreciate in value relative to other similar obligations in the marketplace.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Concentration of Credit Risk. Since the Fund invests a portion of its assets in obligations of issuers located in a single state, it may be affected by economic and political developments in a specific state or region. Certain debt obligations held by the Fund are entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Western Asset Municipal Partners Fund II Inc. 2007 Annual Report         15

Notes to Financial Statements (continued)

Distributions to preferred shareholders are accrued and paid on a weekly basis and are determined as described in Note 4.

(e) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(f) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(2,308)	$2,308

(a)  Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2.  Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Salomon Brothers Asset Management Inc. (“SBAM”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly at an annual rate of 0.55% of the Fund’s weekly average daily net assets. For purposes of calculating this fee, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund’s average net assets.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During the year ended June 30, 2007, the Fund was reimbursed for expenses in the amount of $2,388 for a portion of non-recurring payments to Directors.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

16        Western Asset Municipal Partners Fund II Inc. 2007 Annual Report

Notes to Financial Statements (continued)

3.  Investments

During the year ended June 30, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$46,956,389
Sales	45,846,554

At June 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,219,268
Gross unrealized depreciation	(882,460)
Net unrealized appreciation	$1,336,808

4.  Auction Rate Preferred Stock

On October 1, 1993, the Fund closed its public offering of 900 shares of $0.001 par value Auction Rate Preferred Stock, Series M (“Preferred Stock”) at an offering price of $50,000 per share. The Preferred Stock has a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and subject to certain restrictions, are redeemable in whole or in part.

Dividend rates generally reset every 7 days and are determined by auction procedures. The dividend rates on the Preferred Stock during the year ended June 30, 2007 ranged from 3.23% to 4.50%. The weighted average dividend rate for the year ended June 30, 2007 was 3.70%.

The Fund is subject to certain restrictions relating to the Preferred Stock. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

The Preferred Stock Shareholders are entitled to one vote per share and generally vote with the common shareholders but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Stock.

The issuance of Preferred Stock poses certain risks to holders of common stock, including, among others the possibility of greater market price volatility and in certain market conditions, the yield to holders of common stock may be adversely affected.

The Fund is required to maintain certain asset coverages with respect to the Preferred Stock. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the Preferred Stock in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Western Asset Municipal Partners Fund II Inc. 2007 Annual Report         17

Notes to Financial Statements (continued)

5.  Distributions Subsequent to June 30, 2007

Common Stock Distributions. On July 11, 2007, the Board of Directors of the Fund declared a common share distribution, from net investment income, in the amount of $0.031 per share, payable on July 19, 2007 to shareholders of record on July 16, 2007.

6.  Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, was as follows:

	2007	2006
Distributions Paid From:
Tax-Exempt Income	$5,059,048	$5,889,209

As of June 30, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$ 23,026
Capital loss carryforward*	(181,443)
Other book/tax temporary differences(a)	(44,964)
Unrealized appreciation/(depreciation)(b)	1,336,808
Total accumulated earnings/(losses) — net	$1,133,427

*  The Fund had the following net loss carryforward remaining:

Year of Expiration	Amount
6/30/2008	$(116,646)
6/30/2015	(64,797)
$(181,443)

These amounts will be available to offset any future taxable capital gains.

(a)  Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes.

(b)  The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book & tax accretion methods for market discount on fixed income securities.

7.  Other Matters

On September 16, 2005, the staff of the U.S. Securities and Exchange Commission (“SEC”) informed Smith Barney Fund Management LLC (“SBFM”) and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

18        Western Asset Municipal Partners Fund II Inc. 2007 Annual Report

Notes to Financial Statements (continued)

8.  Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be July 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

9.  Recent Developments

On May 21, 2007, the United States Supreme Court agreed to hear an appeal in Department of Revenue of Kentucky v. Davis, a case concerning the validity of statutes that create a state tax exemption for interest from municipal securities. The Kentucky Court of Appeals had held that Kentucky’s statute, which provided an exemption for interest earned on municipal securities of Kentucky issuers while taxing interest earned on municipal securities of issuers in other states, violated the Interstate Commerce Clause of the United States Constitution. If the Supreme Court were to adopt the reasoning of the Kentucky Court of Appeals, its decision would affect the state tax status of fund distributions. It is unclear how such a decision would affect the market for municipal securities, but it could adversely affect the value of securities held by the Fund, and therefore of the Fund’s shares. Such a decision could also prompt legislation at the state level that would have further impacts upon the taxability of Fund distributions and upon the market for municipal securities.

10.  Subsequent Event

On July 23, 2007, the Fund announced the completion of the merger of Western Asset Municipal Partners Fund II Inc. with and into Western Asset Municipal Partners Fund Inc. Effective with the opening of business on July 23, 2007, shareholders of Western Asset Municipal Partners Fund II Inc., (which previously traded on the New York Stock Exchange under the symbol “MPT”) became shareholders of Western Asset Municipal Partners Inc. (MNP). Each share of common stock of MPT converted into an equivalent dollar amount of full shares of common stock of MNP. The conversion ratio was calculated at 0.973323. MNP did not issue any fractional shares to MPT common shareholders. In lieu thereof, MNP purchased all fractional shares at the current net asset value of the shares and remitted the cash proceeds to former MPT common shareholders in the proportion of their fractional shares. In addition, each outstanding share of MPT Auction Rate Preferred Stock, Series M converted into one full share of MNP Auction Rate Preferred Stock, Series M.

Western Asset Municipal Partners Fund II Inc. 2007 Annual Report         19

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Western Asset Municipal Partners Fund II Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Municipal Partners Fund II Inc. (formerly Salomon Brothers Municipal Partners Fund II Inc.) as of June 30, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period then ended June 30, 2005 were audited by other independent registered public accountants whose report thereon, dated August 22, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Municipal Partners Fund II Inc. as of June 30, 2007, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
August 24, 2007

20        Western Asset Municipal Partners Fund II Inc. 2007 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Municipal Partners Fund II Inc. (formerly known as Salomon Brothers Municipal Partners Fund II Inc.) (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class II	Since 2003	President, Colman Consulting Co.	23	None

Daniel P. Cronin c/o Chairman of the Fund 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class III	Since 2003	Formerly, Associate General Counsel, Pfizer Inc.	23	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Director and Member of the Nominating and Audit Committees, Class II	Since 2007	Vice President and Dean of College of Liberal Arts at Drew University	23	None

Leslie H. Gelb c/o Chairman of the Fund 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1937	Director and Member of the Nominating and Audit Committees, Class I	Since 2000	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	21	Director of two registered investment companies advised by Blackstone Asia Advisers, L.L.C. (“Blackstone Advisors”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of the Nominating and Audit Committees, Class I	Since 2003	President, W.R. Hutchinson & Associates Inc.; Formerly, Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	23	Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Avenue, NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class I	Since 1997	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	21	None

Western Asset Municipal Partners Fund II Inc.        21

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Jeswald W. Salacuse c/o Chairman of the Fund 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class III	Since 2000	Henry J. Braker Professor of Commercial Law and Formerly, Dean, The Fletcher School of Law & Diplomacy, Tufts University	19	Director of two registered investment companies advised by Blackstone Advisors

Interested Director:
R. Jay Gerken, CFA(2) Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Director, Chairman, President and Chief Executive Officer, Class II	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 151 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (from 2002 to 2005) Formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)	134	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2007

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

				N/A	N/A

22        Western Asset Municipal Partners Fund II Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (from 2002 to 2005). Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup Inc.

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

(1)  The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2009, year 2008 and year 2007, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year by the Fund’s Board of Directors to hold office for a one-year term and until their successors are duly elected and qualified.

(2)  Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Municipal Partners Fund II Inc.        23

Annual Chief Executive Officer and Chief Financial Officer Certifications (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and, the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

24        Western Asset Municipal Partners Fund II Inc.

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On June 15, 2007, a Special Meeting of Shareholders was held to approve the merger of Western Asset Municipal Partners II Inc. (“MPT”) with and into Western Asset Municipal Partners Inc. (“MNP”). The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the matter voted on at the Special Meeting of Shareholders.

Approval of Merger

Item Voted On	Common and Preferred Shares Voted For	Common and Preferred Shares Voted Against	Common and Preferred Shares Abstaining	Broker Non-Votes
Merger	3,394,679	44,481	27,358	—

Western Asset Municipal Partners Fund II Inc.         25

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended June 30, 2007 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

26        Western Asset Municipal Partners Fund II Inc.

Western Asset Municipal Partners Fund II Inc.

DIRECTORS	WESTERN ASSET
Carol L. Colman	MUNICIPAL PARTNERS FUND II INC.
Daniel P. Cronin	125 Broad Street
Paolo M. Cucchi	10th Floor, MF-2
Leslie H. Gelb	New York, New York 10004

R. Jay Gerken, CFA	INVESTMENT MANAGER
Chairman	Legg Mason Partners Fund
William R. Hutchinson	Advisor, LLC

Dr. Riordan Roett	SUBADVISER
Jeswald W. Salacuse	Western Asset Management
Company
OFFICERS
R. Jay Gerken, CFA	CUSTODIAN
President and	State Street Bank and
Chief Executive Officer	Trust Company
225 Franklin Street
Kaprel Ozsolak	Boston, Massachusetts 02110
Chief Financial Officer and
Treasurer	TRANSFER AGENT
American Stock Transfer &
Ted P. Becker	Trust Company
Chief Compliance Officer	59 Maiden Lane
New York, New York 10038
Robert I. Frenkel
Secretary and	AUCTION AGENT
Chief Legal Officer	Deutsche Bank AG
60 Wall Street
New York, NY 10005

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, New York 10154

LEGAL COUNSEL
Simpson Thacher &
Bartlett LLP
425 Lexington Avenue
New York, New York 10017

NEW YORK STOCK
EXCHANGE SYMBOL
MPT

This report is transmitted to the shareholders of Western Asset Municipal Partners Fund II Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer
& Trust Company
59 Maiden Lane
New York, NY 10038

WASX010072 6/07

Western Asset Municipal
Partners Fund II Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Shareholder Services 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12—month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending June 30, 2006 and June 30, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,000 in 2006 performed by PwC and $42,000 in 2007 performed by KPMG.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $8,255 in 2006 and $8,400 in 2007. These services consisted of procedures performed in connection with the review of Form N-14 (including pro-forma financial statements) and issuance of consent letter dated March 9, 2007.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Municipal Partners Fund II Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC and KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $3,063 in 2006 performed by PwC and $2,650 in 2007 performed by KPMG. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Municipal Partners Fund II Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Western Asset Municipal Partners Fund II Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Municipal Partners Fund II Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Municipal Partners Fund II Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Western Asset Municipal Partners Fund II Inc. during the reporting period were $0 in 2007.

(h) Yes. Western Asset Municipal Partners Fund II Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Municipal Partners Fund II Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) 58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson
Paolo M. Cucchi
Daniel P. Cronin
Carol L. Colman
Leslie H. Gelb
Dr. Riordan Roett
Jeswald W. Salacuse

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Although individual trustees may not agree with particular policies or votes by the manager or subadvisers, the Board has delegated proxy voting discretion to the manager and/or the subadvisers, believing that the manager and/or the subadvisers should be responsible for voting because it is a matter relating to the investment decision making process. LMPFA delegates the responsibility for voting proxies for the fund to the subadvisers through its contracts with the subadvisers. The subadvisers will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the board of trustees of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act. The subadvisers’ Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix A to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/ InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Robert E. Amodeo Western Asset 399 Park Avenue New York, NY 10022	Since 2007	Co-portfolio manager of the fund; Portfolio Manager of Western Asset; investment officer of certain other investment companies associated with Legg Mason or its affiliates.

Joseph P. Deane Western Asset 399 Park Avenue New York, NY 10022	Since 1993	Co-portfolio manager of the fund; Portfolio Manager of Western Asset; investment officer of certain other investment companies associated with Legg Mason or its affiliates.

David T. Fare Western Asset 399 Park Avenue New York, NY 10022	Since 2004	Co-portfolio manager of the fund; Portfolio Manager of Western Asset; investment officer of certain other investment companies associated with Legg Mason or its affiliates.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of June 30 , 2007.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
S. Kenneth Leech‡	114 registered investment companies with $108.8 billion in total assets under management	128 Other pooled investment vehicles with $191.01 billion in assets under management	982 Other accounts with $284.05 billion in total assets under management*

Stephen A. Walsh‡	114 registered investment companies with $108.8 billion in total assets under management	128 Other pooled investment vehicles with $191.01 billion in assets under management	982 Other accounts with $284.05 billion in total assets under management*

Robert E. Amodeo‡	24 registered investment companies with $19.5 billion in total assets under management	1 Other pooled investment vehicle with $7.9 billion in assets under management	22 Other accounts with $1.9 billion in total assets under management**

Joseph P. Deane‡	24 registered investment companies with $19.5 billion in total assets under management	1 Other pooled investment vehicle with $7.9 billion in assets under management	22 Other accounts with $1.9 billion in total assets under management**

David T. Fare‡	24 registered investment companies with $19.5 billion in total assets under management	1 Other pooled investment vehicle with $7.9 billion in assets under management	22 Other accounts with $1.9 billion in total assets under management**

*                             Includes 99 accounts managed, totaling $33.7 billion, for which advisory fee is performance based.

**                      Includes 1 account managed, totaling $329.4 million, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of June 30, 2007.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	None
Stephen A. Walsh	None
Robert E. Amodeo	None
Joseph P. Dean	None
David T. Fare	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1)Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906.CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Municipal Partners Fund II Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Western Asset Municipal Partners Fund II Inc.

Date:   August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Municipal Partners Fund II Inc.

Date:   August 29, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer
Western Asset Municipal Partners Fund II Inc.

Date:   August 29, 2007